                                                                   Exhibit 10.33

--------------------------------------------------------------------------------

                            STOCK EXCHANGE AGREEMENT

--------------------------------------------------------------------------------


                                 by and between



                                  Yahoo! Inc.



                                      and



                                NET2PHONE, INC.




                           Dated as of March 30, 2000

                            STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT is made and entered into as of March 30, 2000, by and between Yahoo! Inc., a Delaware corporation (the "Yahoo!"), and Net2Phone, Inc., a Delaware corporation ("Net2Phone").

     THE PARTIES AGREE AS FOLLOWS:

                                   ARTICLE I
                        AUTHORIZATION AND SALE OF STOCK
                        -------------------------------

     Section 1.1  Authorization of the Shares.  Yahoo! has authorized the
                  ---------------------------
issuance and exchange of 806,452 shares of Common Stock of Yahoo!, par value $0.001 per share (the "Yahoo! Shares"), at a price per share equal to $186.00, and Net2Phone has authorized the issuance and exchange of 2,777,778 shares of Common Stock of Net2Phone, par value $0.01 per share (the "Net2Phone Shares"), at a price per share equal to $54.00, all pursuant to the terms and conditions of this Agreement.

     Section 1.2  Exchange of Shares.  Subject to the terms and conditions
                  ------------------
hereof, contemporaneously with the execution of this Agreement, Yahoo! will issue to Net2Phone the Yahoo! Shares in exchange for the Net2Phone Shares, and Net2Phone shall issue to Yahoo! the Net2Phone Shares in exchange for the Yahoo! Shares.

                                   ARTICLE II
                             CLOSING DATE; DELIVERY
                             ----------------------

     Section 2.1  Closing Date.  The consummation of the exchange of the Yahoo!
                  ------------
Shares and the Net2Phone Shares hereunder (the "Closing") shall be held at the offices of Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California, contemporaneously with the execution of this Agreement or at such other time and place as Yahoo! and Net2Phone mutually agree upon in writing (the "Closing Date").

     Section 2.2  Delivery.  At the Closing, Yahoo! shall deliver to Net2Phone
                  --------
certificate(s) representing the Yahoo! Shares and Net2Phone shall deliver to Yahoo! certificate(s) representing the Net2Phone Shares.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF YAHOO!
                    ----------------------------------------

     Yahoo! hereby represents and warrants to Net2Phone, at and as of the date of this Agreement and at and as of the Closing Date, as follows:

     Section 3.1  Organization  Yahoo! is a corporation duly organized, validly
                  ------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed would be reasonably likely to have a material adverse effect on the business, assets (including intangible assets), liabilities, condition (financial or otherwise), prospects, value, property or results or operations (a "Material Adverse Effect") of Yahoo!.

     Section 3.2  Valid Issuance of Common Stock.  The Yahoo! Shares, when
                  ------------------------------
issued and paid for in accordance with this Agreement will be duly authorized, validly issued, fully paid, and non-assessable, and issued in compliance with all applicable federal or state securities laws.

     Section 3.3  Authority; No Conflict; Required Filings and Consents.
                  -----------------------------------------------------

          (a) Yahoo! has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, including the acquisition of the Net2Phone Shares. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Yahoo!. This Agreement has been duly executed and delivered by Yahoo!, and constitutes the valid and binding obligation of Yahoo!, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (b) The execution and delivery by Yahoo! of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not,
(i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Yahoo!, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Yahoo! is a party or by which any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Yahoo! or any of its properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not be reasonably likely to have a Material Adverse Effect on Yahoo! and its subsidiaries, taken as a whole.

          (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Yahoo! in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would be reasonably expected to have a Material Adverse Effect on Yahoo! and its subsidiaries, taken as a whole.

     Section 3.4  Commission Filings; Financial Statements.
                  ----------------------------------------

          (a) Yahoo! has filed with the Securities and Exchange Commission (the "Commission") and made available to Net2Phone or its representatives all forms, reports and documents required to be filed by Yahoo! with the Commission since June 30, 1999 (collectively, the "Yahoo! Commission Reports"). Yahoo! Commission Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes) contained in Yahoo! Commission Reports, including any such Report filed after the date of this Agreement until the Closing, complied as to form in all material respects with the applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and fairly presented the consolidated financial position of Yahoo! and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     Section 3.5  Purchase Entirely for Own Account.  The Net2Phone Shares to be
                  ---------------------------------
acquired by Yahoo! will be acquired for investment for Yahoo!'s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Yahoo! has no present intention of selling, granting any participation in, or otherwise distributing the same. Yahoo! further represents that it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Net2Phone Shares.

     Section 3.6  Investment Experience.  Yahoo! is an "accredited investor" as
                  ---------------------
defined in Rule 501(a) under the Securities Act. Yahoo! is aware of Net2Phone's business affairs and financial condition and has had access to and has acquired sufficient information about Net2Phone to reach an informed and knowledgeable decision to acquire the Net2Phone Shares. Yahoo! has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Net2Phone Shares.

     Section 3.7  Restricted Securities. Yahoo! understands that the Net2Phone
                  ---------------------
Shares are characterized as "restricted securities" under applicable U.S. federal and state securities laws inasmuch as they are being acquired from Net2Phone in a transaction not involving a public offering and that, pursuant to these laws and applicable regulations, Yahoo! must hold the Net2Phone Shares indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Yahoo! further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Net2Phone Shares, and on requirements relating to Net2Phone which are outside of Yahoo!'s control, and which Net2Phone is under no obligation and may not be able to satisfy. In this connection, Yahoo! represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     Section 3.8  Legends.  Yahoo! understands that the Net2Phone Shares, and
                  -------
any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     Section 3.9  Issuance and Registration of Yahoo! Shares.  The Yahoo! Shares
                  ------------------------------------------
to be issued to Net2Phone pursuant to this Agreement shall be issued pursuant to the registration statement on Form S-4 filed by Yahoo! with the Commission on January 12, 2000 (the "Shelf Registration Statement"), and as such shall be deemed unrestricted securities for purposes of Rule 144 under the Securities Act and shall be tradeable by Net2Phone without any contractual restriction (other than as set forth in this Agreement) created under any contract, agreement or similar instrument to which Yahoo! is a party or by which any of its properties or assets may be bound or, to the knowledge of Yahoo!, created under any other contract, agreement or similar instrument.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF NET2PHONE
                  -------------------------------------------

     Net2Phone hereby represents and warrants to Yahoo!, at and as of the date of this Agreement and at and as of the Closing, as follows:

     Section 4.1  Organization  Net2Phone is a corporation duly organized,
                  ------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed would be reasonably likely to have a Material Adverse Effect on Net2Phone.

     Section 4.2  Valid Issuance of Common Stock. The Net2Phone Shares, when
                  ------------------------------
issued and paid for in accordance with this Agreement will be duly authorized, validly issued, fully paid, and non-assessable and issued in compliance with all applicable federal or state securities laws.

     Section 4.3  Authority; No Conflict; Required Filings and Consents.
                  -----------------------------------------------------

          (a) Net2Phone has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, including the acquisition of the Yahoo! Shares. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Net2Phone. This Agreement has been duly executed and delivered by Net2Phone, and constitutes the valid and binding obligation of Net2Phone, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (b) The execution and delivery by Net2Phone of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Net2Phone, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Net2Phone is a party or by which any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Net2Phone or any of its properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not be reasonably likely to have a Material Adverse Effect on Net2Phone and its subsidiaries, taken as a whole.

          (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Net2Phone in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, and (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would be reasonably expected to have a Material Adverse Effect on Net2Phone and its subsidiaries, taken as a whole.

     Section 4.4  Commission Filings; Financial Statements.
                  ----------------------------------------

          (a) Net2Phone has filed with the Commission and made available to Net2Phone or its representatives all forms, reports and documents required to be filed by Net2Phone with the Commission since July 30, 1999 (collectively, the "Net2Phone Commission Reports"). Net2Phone Commission Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act, and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes) contained in Net2Phone Commission Reports, including any such Report filed after the date of this Agreement until the Closing, complied as to form in all material respects with the applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and fairly presented the consolidated financial position of Net2Phone and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     Section 4.5  Access to Information.  Net2Phone acknowledges that it has
                  ---------------------
received and reviewed a copy of the Shelf Registration Statement (including the prospectus therein), together with Amendment No. 1 thereto (including the prospectus therein) filed by Yahoo! with the Commission on February 11, 2000.

                                   ARTICLE V
                                   COVENANTS
                                   ---------

  Section 5.1  Post-Closing Lock-Up for Net2Phone.
               ----------------------------------

          (a)  Net2Phone agrees that:

               (i) Net2Phone will not sell in the open market in excess of 100,000 of the Yahoo! Shares (subject to adjustment for future stock splits, dividends and the like) in any one trading day, without the prior written approval of Yahoo!;

               (ii) during 90-day period commencing on the Closing Date, Net2Phone will not sell in the open market more than one-third of the original number of Yahoo! Shares issued to Net2Phone pursuant to this Agreement;

               (iii) during 180-day period commencing on the Closing Date, Net2Phone will not sell in the open market more than two-thirds of the original number of Yahoo! Shares issued to Net2Phone pursuant to this Agreement; and

               (iv) following such 180-day period, Net2Phone shall be free to transfer any of the Yahoo! Shares without restriction under this Section
     5.1 (other than the restriction set forth in Section 5.1(a)(i) above).

          (b) Notwithstanding the foregoing, Net2Phone may sell or otherwise transfer any of the Yahoo! Shares (i) to any wholly-owned subsidiary of Net2Phone; provided, however, that in any such case, it shall be a condition to
           --------  -------
the transfer that the subsidiary execute an agreement stating that it is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer
                                    -------- -------
shall not involve a disposition for value; or (ii) with the prior written consent of Yahoo!. Net2Phone also agrees and consents to the entry of stop transfer instructions with Yahoo!'s transfer agent and registrar against the transfer of the Yahoo! Shares except in compliance with the foregoing restrictions.

          (c) Further, notwithstanding anything to the contrary in this Section 5.1, in the event that the Board of Directors of Net2Phone, following consultation with its legal counsel, reasonably concludes in good faith that it is required to transfer all or a portion of the Yahoo! Shares to avoid a requirement to register under the Investment Company Act of 1940, as amended (the "Investment Company Act"), Net2Phone shall so notify Yahoo! and may
      ----------------------
thereafter sell any shares it deems necessary to avoid any such registration or other requirements under the Investment Company Act.

     Section 5.1  Post-Closing Lock-Up for Yahoo!.
                  -------------------------------

          (a)  Yahoo! agrees that:

               (ii) during 90-day period commencing on the Closing Date, Yahoo! will not sell in the open market more than one-third of the original number of Net2Phone Shares issued to Yahoo! pursuant to this Agreement;

               (iii) during 180-day period commencing on the Closing Date, Yahoo! will not sell in the open market more than two-thirds of the original number of Net2Phone Shares issued to Yahoo! pursuant to this Agreement; and

               (iv) following such 180-day period, Yahoo! shall be free to transfer any of the Net2Phone Shares without restriction under this Section 5.2.

          (b) Notwithstanding the foregoing, Yahoo! may sell or otherwise transfer any of the Net2Phone Shares (i) to any wholly-owned subsidiary of Yahoo!; provided, however, that in any such case, it shall be a condition to the
        --------  -------
transfer that the subsidiary execute an agreement stating that it is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not
                         -------- -------
involve a disposition for
value; or (ii) with the prior written consent of Net2Phone. Yahoo! also agrees and consents to the entry of stop transfer instructions with Net2Phone's transfer agent and registrar against the transfer of the Net2Phone Shares except in compliance with the foregoing restrictions.

     Section 5.3  Public Disclosure.  Yahoo! and Net2Phone shall consult with
                  -----------------
each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with the Nasdaq Stock Market or a national securities exchange.


                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     Section 6.1  Governing Law.  This Agreement shall be governed in all
                  -------------
respects by the laws of the State of Delaware (without reference to its conflicts of laws principles).

     Section 6.2  Survival.  The representations, warranties, covenants and
                  --------
agreements made herein shall survive the closing of the transactions contemplated hereby.

     Section 6.3  Successors and Assigns.  Except as otherwise expressly
                  ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     Section 6.4  Entire Agreement; Amendment.  This Agreement and the other
                  ---------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Yahoo! and Net2Phone.

     Section 6.5  Notices and Other Communications.  Every notice or other
                  --------------------------------
communication required or contemplated by this Agreement by either party shall be delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested registered or certified mail or the equivalent of registered or certified mail under the laws of the country where mailed, (iii) nationally recognized overnight courier, such as Federal Express or UPS, or (iv) facsimile with a confirmation copy sent simultaneously by postage prepaid, return receipt requested, registered or certified mail, in each case addressed to Yahoo! or Net2Phone as the case may be at the following address:

     To Yahoo!:     Yahoo! Inc.
                    3420 Central Expressway
                    Santa Clara, CA 95051
                    Attn:  Senior Vice President, Corporate Development
                    Facsimile:  (408) 328-7939

                    With a copy at the same address to the attention of the General Counsel, and a copy to:

                    Venture Law Group
                    A Professional Corporation
                    2800 Sand Hill Road
                    Menlo Park, California 94025
                    Attn.:  Steven J. Tonsfeldt
                            Keith A. Miller
                    Facsimile:  (415) 233-8386

     To Net2Phone:  Net2Phone, Inc.
                    171 Main Street
                    Hackensack, New Jersey 07601
                    Attn:  Chief Executive Officer
                    Facsimile: (

                    With a copy to:

                    Kirkland & Ellis
                    Aon Center
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Attn:  Richard W. Porter
                    Facsimile:  (312) 861-2200

or at such other address as the intended recipient previously shall have designated by written notice to the other party (with copies to counsel as may be indicated on the signature page). Notice by registered or certified mail shall be effective on the date it is officially recorded as delivered to the intended recipient by return receipt or equivalent, and in the absence of such record of delivery, the effective date shall be presumed to have been the fifth
(5th) business day after it was deposited in the mail. All notices delivered in person or sent by courier shall be deemed to have been delivered to and received by the addressee and shall be effective on the date of personal delivery; notices delivered by facsimile with simultaneous confirmation copy by registered or certified mail shall be deemed delivered to and received by the addressee and effective on the date sent. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

     Section 6.6  Delays or Omissions.  No delay or omission to exercise any
                  -------------------
right, power or remedy accruing to any holder of any Shares, upon any breach or default of Yahoo! under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     Section 6.7  Severability.  In case any provision of this Agreement shall
                  ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 6.8  Finder's Fees.
                  -------------

          (a) Yahoo! (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and
(ii) hereby agrees to indemnify and to hold Net2Phone harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Yahoo!, or any of its employees or representatives, is responsible.

          (b) Net2Phone (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Yahoo! harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Net2Phone, or any of its employees or representatives, is responsible.

     Section 6.9  California Corporate Securities Law.  THE SALE OF THE
                  -----------------------------------
SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     Section 6.10  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     Section 6.11  Attorneys' Fees.  If any action or proceeding shall be
                   ---------------
commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party, the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding or negotiation to avoid such action or proceeding.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth in the first paragraph hereof.

                                    YAHOO! INC.


                                    By: /s/ Jeff Mallett
                                       ----------------------------------
                                       Name:  Jeff Mallett
                                       Title: President and Chief Operating
                                              Officer


                                    NET2PHONE, INC.


                                    By: /s/ Howard Balter
                                       ----------------------------------
                                       Name:  Howard Balter
                                       Title: Chief Executive Officer